EXHIBIT 10.1

Investor: _________________

MINT CAPITAL, INC.

SUBSCRIPTION AGREEMENT

In order to subscribe for shares of Common Stock, par value $.001 per share, of Mint Capital, Inc. a Florida corporation (the “Company”), a prospective investor must complete and execute the subscription documents contained in this booklet in accordance with the instructions set forth herein. Upon completion and execution of these documents, this entire booklet, together with the appropriate payment described herein either by check or wire transfer, pursuant to the instructions attached, should be returned to:

Mint Capital, Inc
319 Clematis Street, Suite 703
West Palm Beach FL. 33401
Telephone: (561) 514-9042

Subscriptions from suitable prospective investors will be accepted at the sole discretion of the Company after receipt of all subscription documents, properly completed and executed, with the appropriate payment.  If your subscription is not accepted, your original documents and payments will be returned to you without interest.

Please be sure your name appears exactly the same way in each signature and in each place where it is marked in the documents.

If you have any questions concerning completion of these subscription documents, please contact Barry Hollander, Incorporator of the Company, at (561) 514-9042.

ALL INVESTORS MUST COMPLETE PAGES 1-5 OF THESE SUBSCRIPTION DOCUMENTS, ALONG WITH THE APPLICABLE INVESTOR QUALIFICATION QUESTIONNAIRE APPLICABLE TO THE TYPE OF INVESTOR SET FORTH BELOW.

THE SECURITIES BEING OFFERED BY MINT CAPITAL, INC. HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION PROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

THESE SECURITIES CANNOT HE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

ALL INVESTORS MUST READ PAGES 1-4
AND COMPLETE AND SIGN THE SIGNATURE PAGE (PAGE 5)

SUBSCRIPTION APPLICATION
AND SIGNATURE PAGE

Mint Capital, Inc.
319 Clematis Street, Suite 703
West Palm Beach FL.  33401

Ladies and Gentlemen:

The undersigned hereby subscribes for and agrees to purchase the number of shares of Common Stock (the “Shares”) of Mint Capital, Inc., a Florida corporation (the “Company” or “MINT”), set forth on the signature page to this Subscription Application, at a purchase price equal to $0.001 per Share and upon the terms and conditions set forth below. There is no minimum aggregate subscription amount required under this offering (the “Offering”), and all funds received in connection with the sale of the Shares hereunder will be immediately available to be held and used by the Company for general corporate purposes.

1.	General Investor Representations and Warranties. By executing this Subscription Application, the undersigned acknowledges, warrants, and represents as follows:

a.
The undersigned understands that the Company is a newly created startup company that was recently formed, has conducted no business operations other than organizational activities.  The Company has no full time employees and owns no real estate or personal property.  The Company was formed as a vehicle to pursue a business combination and has made no efforts to identify any possible business combination.  The Company has not conducted negotiations or entered into a letter of intent concerning any target business.  The purpose of the business is to seek the acquisition or merger with, an existing company. The undersigned further understands that no shares of the Company’s capital stock including the shares to be sold herein have been registered under the Securities Act of 1933, as amended (the “Act”), and there currently is no market for the Company’s common stock.

b.
The undersigned has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself/herself capable of evaluating the merits and risks of the prospective investment in the Shares and the suitability of an investment in the Shares in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters.

c.
The undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information. Particularly, the undersigned has been given reasonable opportunity to meet with Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the Offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information contained herein.

d.
The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Act.  This representation is based on the information provided by the undersigned and set forth on the Investor Qualification Questionnaire attached hereto.

e.	The undersigned recognizes that an investment in the Shares involves a high degree of risk, including, but not limited to, the risk of losing his/her/its entire investment.

f.
No federal or state agency, including the United States Securities and Exchange Commission or the securities commission or authority of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the Offering of the Shares or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to fairness of the Shares for public sale.

g.
The undersigned has been encouraged to rely upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Shares.  The undersigned is not relying upon the Company with respect to the economic considerations involved in determining to make an investment in the Shares.

2.
Investment Purpose of Subscriber.  The undersigned represents and warrants that it is the undersigned’s intention to acquire the Shares for the account of the undersigned and for investment purposes and not with a view to resell the Shares in connection with any distribution thereof.  In order to assure the Company that the undersigned has no present intention to resell or dispose of the Shares, the undersigned further represents and warrants the following facts:

a.	The undersigned intends to receive and hold the Shares for the undersigned’s personal account.

b.
The undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell or transfer the Shares to any such person or entity or to have any such person or entity sell the Shares on behalf of the undersigned.

c.
The undersigned has no need for immediate liquidity with respect to his/her/its investments and has sufficient income to meet the undersigned’s current and anticipated obligations.  The loss of the undersigned’s entire investment in the Shares would not cause financial hardship to the undersigned and would not adversely affect the undersigned’s current standard of living.  In addition, the overall commitment of the undersigned to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

d.
The undersigned is not aware of any occurrence, event, or circumstance upon the happening of which the undersigned intends to transfer or sell the Shares and the undersigned does not have any present intention to transfer or sell the Shares after a lapse of any particular period of time.

e.
The undersigned has been informed that in the view of the certain state securities commissions, a purchase of Shares with a current intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, any change in the condition of the Company or the Company’s industry, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares, would represent a purchase with an intent inconsistent with the representations set forth above, and that certain state securities commissions, might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.

f.
The undersigned represents and agrees that if, contrary to the foregoing representations and warranties, the undersigned should later desire to dispose of or transfer any of the Shares in any manner, the undersigned shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of the Shares pursuant to the Act and applicable state laws, or (ii) registration of such Shares.

g.
The undersigned, if other than an individual, represents and warrants that (i) it was not organized for the specific purpose of acquiring the Shares and (ii) this subscription has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

3.	Registration Status of Shares; Restrictions on Transferability. The undersigned understands, acknowledges and agrees that:

a.
The Shares to be issued in connection with this subscription have not been registered under the Act or under applicable state securities acts on the grounds that the Shares are being issued in a transaction (i) involving a limited group of knowledgeable investors fully familiar with the affairs and proposed operations of the Company, and (ii) not involving a public offering and that, consequently, such transaction is exempt from registration under the Act and the state securities acts.  The Company will rely on the undersigned’s representations herein and in the Investor Qualification Questionnaire as a basis for the exemption from registration.

b.
The Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable state law and, as a result, the undersigned must comply with the transfer requirements set forth in Paragraph 3(f) above and may be required to hold the Shares for an indefinite period of time.

c.
The Company is under no obligation to file a registration statement with respect to the Shares. Furthermore, the provisions of Rule 144 under the Act will permit resale of the Shares only under limited circumstances.  For example, the Shares must be held by the undersigned for at least one year before they can be sold pursuant to Rule 144 and even then such sales will be further restricted by certain volume limitations.

4.
Legend on Certificates to be Issued. The undersigned understands and acknowledges that the stock certificate representing the Shares subscribed for hereby and to be issued by the Company upon acceptance of this Subscription Application will contain substantially the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the “Act”), OR APPLICABLE STATE SECURITIES LAWS.  NO SALE OR ASSIGNMENT OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE EXCEPT IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH PROPOSED DISPOSITION OR TRANSFER LAWFULLY MAY BE MADE WITHOUT REGISTRATION OF SUCH SHARES PURSUANT TO APPLICABLE SECURITIES LAWS, OR SUCH REGISTRATION.

5.
Binding Effect.  Upon acceptance by the Company, this Subscription Application shall be binding upon and shall inure to the benefit of the Company and the undersigned and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors, and permitted assignees of the undersigned.

6.
Further Acts and Assurances. Upon request, the undersigned agrees to furnish to the Company such additional information as may be deemed necessary to determine the undersigned’s suitability as an investor.

[The remainder of this page is intentionally left blank.]

INVESTOR SIGNATURE PAGE

THE UNDERSIGNED IS SUBSCRIBING FOR THE NUMBER OF SHARES SET FORTH BELOW PURSUANT TO THIS SUBSCRIPTION APPLICATION AND IS DELIVERING HEREWITH AN AMOUNT EQUAL TO THE AGGREGATE PURCHASE PRICE SET FORTH BELOW.

Number of Shares

$ 0.001
Purchase Price/Share                                                                Aggregate Purchase Price

Date Signed                                                      Signature of Investor                                                      (Additional signature if required)

PRINT Name of Individual, Corporation, Partnership, Plan or Trust

Social Security No. or Federal Tax I.D. No. under which Shares shall be registered

INDIVIDUAL INVESTOR QUALIFICATION QUESTIONNAIRE
(Individual Investors Must Complete This Page)

1.           GENERAL INFORMATION FOR INDIVIDUAL INVESTORS.

Check One:

ð	Individual Ownership
ð	Joint tenants with right of survivorship*
ð	Community property*
ð	Tenants in common*
ð	Individual ownership pursuant to purchases under the Uniform Gift to minors Acts**
ð	Other:

Name of Beneficiary under Uniform Gift to Minors Act    Social Security No. of  Beneficiary

* Signatures of all parties required.  Each Co-Investor (other than a spouse) must complete and sign a separate Subscription Application and Investor Qualification Questionnaire.

** All information requested in connection with investments under the Uniform Gift to Minors Act should be given on behalf of the adult custodian, not the minor beneficiary.

PLEASE PRINT THE EXACT NAME(S) UNDER WHICH YOUR SHARES ARE TO BE REGISTERED:

State of Principal Residence:

Home Address:

(Address -- No P.O. Boxes please)

City:                                              State:                         Zip Code:

Address where you want our mail sent if different than above:

(Address -- No P.O. Boxes please)

City:                                              State:                         Zip Code:

Home Telephone Number:                                                        (          )

Business Telephone Number:                                                        (          )

Facsimile Number:                                             (          )

Email Address:

2.           ACCREDITED INVESTOR STATUS.

2.1           Accredited Investor Status:  Please complete each of the following certifications:

(a)	I certify that I have an individual net worth (or a joint net worth with my spouse) in excess of $1,000,000 (including without limitation homes, home furnishings and automobiles).

☐ Yes	☐ No

(b)
I certify that I had individual income (excluding and income of my spouse) of more than $200,000 in each of the previous two calendar years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to reach the same income level in the current year.

☐ Yes	☐ No

(c)	I certify that I am a director or executive officer of the Company

☐ Yes	☐ No

TRUST INVESTOR QUALIFICATION QUESTIONNAIRE
(Trust Investors Must Complete This Page)

1.	TRUST INVESTORS

1.1	Name of Trust:

1.2	Trustee(s):

Name

Address

Telephone Number

Email Address

1.3	Date of Establishment:
1.4	State in which Settled:

1.5	Number of Beneficiaries:

1.6	Has the Trust been formed for the specific purpose of investing in Shares?

☐ Yes	☐ No

1.7	Type of Trust: (Check One)

☐ Revocable	☐ Irrevocable

Name of Grantor(s) (persons establishing the trust) of Revocable Trust:

IF THE TRUST IS REVOCABLE, DO NOT COMPLETE THE REMAINDER OF THIS TRUST INVESTOR QUALIFICATION QUESTIONNAIRE AND HAVE EACH GRANTOR COMPLETE EXHIBIT A.  IF THE TRUST IS IRREVOCABLE, COMLETE THE REMAINDER OF THIS TRUST INVESTOR QUALIFICATION QUESTIONNAIRE.

2.	ACCREDITED INVESTOR STATUS. Please complete each of the following certifications:

2.1
The undersigned Trust has as its trustee a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, as amended.

☐ Yes	☐ No

2.2
The undersigned Trust certifies that it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Shares and is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) under the Securities Act of 1933, as amended (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares).

☐ Yes	☐ No

PLAN INVESTOR QUALIFICATION QUESTIONNAIRE
(IRA/Qualified Pension, Profit Sharing or Stock/Keogh Investors Must Complete This Page)

1.           PLAN INVESTORS

1.1           Name of Plan:

1.2 (a)	Type of Plan: ☐ Qualified Pension, Profit Sharing or Stock Bonus Plan	☐ Keogh	☐ IRA

☐ Other (Specify):

1.2(b)	Plan Fiduciaries:

Name

Address

Telephone Number

Email Address

1.3           Date of Establishment:

1.4           State in which Organized:

1.5	Has the subscribing Plan been formed for the specific purpose of investing in Shares?

☐ Yes	☐ No

1.6(a)	Does each Plan participant who will invest in Shares (i) have the power to direct his/her investments and (ii) intend to invest in Shares pursuant to the exercise of such power?

☐ Yes	☐ No

1.6(b)	Does the Plan have one Plan participant or provide for segregated accounts for each Plan participant?

☐ Yes	☐ No

1.6(c)	Does the undersigned Plan certify that investment decisions are made solely by persons that are accredited investors?

☐ Yes	☐ No

IF THE PLAN ANSWERED YES TO BOTH QUESTIONS 1.6(a) AND 1.6(b) ABOVE OR TO QUESTION 1.6(c) ABOVE, THEN

(a)	(i) List Number of Plan participants:

(ii) Name participant(s) who will invest in Shares:

Name	Address	Telephone No.

and (b):	EACH PLAN PARTICIPANT INVESTING IN SHARES SHOULD COMPLETE EXHIBIT A, AND THE PLAN SHOULD NOT COMPLETE SECTION 2 BELOW.

IF THE PLAN DID NOT ANSWER YES TO BOTH QUESTIONS 1.6(a) AND 1.6(b) ABOVE OR TO QUESTION 1.6(c) ABOVE, THEN THE PLAN MUST COMPLETE SECTION 2.

2.           ACCREDITED INVESTOR STATUS.

2.1
The undersigned Plan certifies that it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (i) has total assets in excess of $5,000,000, (ii) has its investment decisions made by a fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or (iii) is a self-directed plan with investment decisions made solely by persons that are “accredited investors” as defined by Rule 501(a) of the Securities Act of 1933, as amended.

☐   Yes                                ☐   No

2.2
The undersigned Plan certifies that it is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and such plan has assets in excess of $5,000,000.

☐   Yes                                ☐   No

CORPORATE, PARTNERSHIP, OR LIMITED LIABILITY COMPANY INVESTOR QUALIFICATION QUESTIONNAIRE
(Corporate, Partnership, or Limited Liability Company Investors Must Complete This Page)

1.	GENERAL INFORMATION FOR CORPORATE, PARTNERSHIP OR LLC INVESTORS

1.1	Name of Corporation, Partnership or LLC:

1.2	Date of Formation:

1.3	State of Incorporation/Organization:

1.4	Type of Organization:

1.5	Has the subscribing entity been formed for the specific purpose of investing in Shares?

☐ Yes	☐ No

Address

Telephone Number

Email Address

2.	ACCREDITED INVESTOR STATUS.

Please complete each of the following certification:

2.1	The undersigned Investor certifies that EACH one of its equity holders meets at least one of the following conditions set forth in statement 2.1(i), (ii) or (iii) below.

☐ Yes	☐ No

(a)	Such equity holder is a natural person whose individual net worth (or joint net worth his/her spouse) exceeds $1,000,000.

(b)
Such equity holder is a natural person who had an individual income in excess of $200,000 in each of the previous two calendar years or joint income with such person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level for the current calendar year.

(c)
Such equity holder is an entity and all of the equity holders, respectively, of such entity can answer yes to statement 2.1(i) of 2.1(ii) above or is otherwise an “accredited investor” as defined by Rule 501(a) of the Securities Act of 1933, as amended.

IF THE INVESTOR HAS ANSWERED YES TO QUESTION 2.1 ABOVE, THE INVESTOR MAY SKIP QUESTIONS 2.2 THROUGH 2.8.  IF THE INVESTOR HAS ANSWERED NO TO QUESTION 2.1 ABOVE, QUESTIONS 2.2 THROUGH 2.8 MUST BE ANSWERED.

2.2
The undersigned Investor certifies that (i) it has total assets in excess of $5,000,000, (ii) it is either an organization described in Section 501(c)(3) if the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, and (iii) it was not formed for the specific purpose of investing in Shares.

☐ Yes	☐ No

2.3	The undersigned Investor certifies that it is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended and purchasing Shares for its own account.

☐ Yes	☐ No

2.4	The undersigned Investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

☐ Yes	☐ No

2.5
The undersigned Investor certifies that it is a bank or savings and loan association as defined in the Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act of 1933, as amended acting either in its individual or fiduciary capacity.

☐ Yes	☐ No

2.6	The undersigned Investor certifies that it is an insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended.

☐ Yes	☐ No

2.7
The undersigned Investor certifies that it is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of  the Investment Company Act of 1940.

☐ Yes	☐ No

2.8
The undersigned Investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d)  of the Small Business investment Act of 1958.

☐ Yes	☐ No

ACCEPTANCE

On behalf of Mint Capital, Inc., the undersigned authorized officer hereby accepts the foregoing Subscription Application and agrees to cause certificates representing the Shares to the foregoing subscriber.

Dated:                                           MINT CAPITAL, INC.

By:____________________________
Its: